Exhibit 32.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of BF Acquisition Group I, Inc. (the "Company") on Form 10-QSB for the period ending July 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Bosso, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 22, 2004

                           /s/ William Bosso
                           -----------------------------
                           William Bosso, President
                           BF Acquisition Group I, Inc.